UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________

FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2025

_______________________________________________________________________________
Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

Voluntary Petition for Bankruptcy

On June 8, 2025 (the “Petition Date”), Sunnova Energy International Inc.’s (the “Company”), Sunnova Energy Corporation (“SEC”) and Sunnova Intermediate Holdings, LLC (together with the Company and SEC, the “Debtors”) each filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 (“Chapter 11”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors have requested that the Chapter 11 Cases be jointly administered under the caption “In re Sunnova Energy International Inc., et al.” The Debtors will seek to continue to operate their businesses and manage their properties as “debtors in possession” while undertaking a sale process for certain of the Debtors’ assets under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. To this end, the Debtors are seeking approval of certain operational and administrative motions containing customary first-day relief intended to minimize the effect of bankruptcy on the Debtors’ employees, vendors, and other stakeholders, including motions seeking authority to pay employee wages and benefits, to pay certain vendors and suppliers for goods and services provided both before and after the Petition Date, and to continue honoring insurance and tax obligations as they come due.

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://restructuring.ra.kroll.com/Sunnova, a website administered by Kroll Restructuring Administration LLC, a third-party bankruptcy claims and noticing agent (“Kroll”), or by contacting Kroll at SunnovaInfo@ra.kroll.com or by calling toll-free at 888-975-5436 or +1 646‑930‑4686 for calls originating outside of the U.S. The documents and other information on this website are not part of this Current Report on Form 8-K (the “Current Report”) and shall not be incorporated by reference herein.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constitutes an event of default that automatically accelerated and, as applicable, increased certain obligations under the following debt instruments and agreements:

•Indenture, dated as of August 17, 2021, by and among SEC, each of the guarantors from time to time party thereto and Wilmington Trust, National Association, as Trustee;
•Indenture, dated as of September 26, 2023, by and among SEC each of the guarantors from time to time party thereto and Wilmington Trust, National Association, as Trustee;
•Warehouse Facility under that certain Third Amended and Restated Credit Agreement, dated as of March 20, 2025, by and among Sunnova EZ-Own Portfolio, LLC, as borrower and pledgor, the guarantors party thereto, Sunnova SLA Management, LLC, as manager and servicer, ASPA, as administrative agent, and the other parties from time to time party thereto; and
•Warehouse Facility under that certain Second Amended and Restated Credit Agreement, dated as of August 22, 2024, by and among Sunnova TEP Holdings, LLC, as borrower, Sunnova TE Management, LLC, as facility administrator, Computershare Trust Company, National Association, as paying agent, U.S. Bank National Association, as verification agent, and ASPA, as administrative agent, and the other parties from to time party thereto.

Item 7.01. Regulation FD Disclosure.

NYSE Delisting Notice

The Company expects to receive a notice from The New York Stock Exchange (“NYSE”) that the common stock, $0.0001 par value per share, of the Company (the “common stock”) no longer meets the eligibility requirements necessary for listing pursuant to the NYSE Listed Company Manual Section 802.01D as a result of the Chapter 11 Cases. If the Company receives such notice, the Company does not intend to appeal the NYSE’s determination and, therefore, it is expected that its common stock will be delisted. The delisting of the common stock would not affect the Company’s post-petition status and does not change its reporting requirements under the rules of the U.S. Securities and Exchange Commission.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by Kroll at https://restructuring.ra.kroll.com/Sunnova or by contacting Kroll at SunnovaInfo@ra.kroll.com or by calling toll-free at 888-975-5436 or +1‑646‑930‑468 for calls originating outside of the U.S. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Cleansing Materials

The Company has been engaged in confidential discussions with certain noteholders, lenders and third parties (collectively, the “stakeholders”) and their financial and legal advisers regarding a potential financing arrangement. The Company entered into confidentiality agreements with each stakeholder beginning on March 24, 2025, pursuant to which the Company provided certain confidential information to the stakeholders and agreed to publicly disclose such information (the “Cleansing Materials”). The Cleansing Materials include information prepared by the Company and its financial and legal advisers and provided to the stakeholders, which such information is attached hereto as Exhibit 99.1.

The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and were not prepared with a view toward public disclosure. The Cleansing Materials should not be relied on by any party for any reason.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

By filing this Current Report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Current Report. The information in this Current Report, including Exhibit 99.1, is neither an offer to sell nor a solicitation of an offer to buy any securities. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report except as required by law.

Cautionary Note Regarding the Company’s Securities and Forward-Looking Statements

The Company cautions that trading in its securities (including, without limitation, the Company’s common stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Debtors’ continued operation of the business; the Company’s expectation to be granted “first day” motions and the ability to pay for continuing obligations, including, but not limited to, employee wages, vendors, suppliers for goods, services, taxes, and insurance; and any assumptions underlying any of the foregoing. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to fund its planned operations and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Company’s business, financial condition and results of operations; the Company’s ability to improve its liquidity and long‑term capital structure and to address its debt service obligations; the Company’s ability to maintain relationships with customers, employees and other third parties as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and the interests of various constituents, including holders of the Company’s common stock; the Company’s ability to obtain court approvals with respect to motions filed or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risk associated with third-party motions in the Chapter 11 Cases; the Company’s ability to maintain the listing of its common stock on the NYSE, and the resulting impact of a delisting; the Company’s ability to negotiate and confirm a sale of its assets under Section 363 of the Bankruptcy Code; and the risks and other important factors discussed under the caption “Risk Factors”

in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Cleansing Materials.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: June 9, 2025	By:	/s/ David Searle
Name: David Searle
Title: Executive Vice President, General Counsel, and Chief Compliance Officer